UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2022

ChemoCentryx, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35420	94-3254365
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

835 Industrial Road, Suite 600, San Carlos, CA	94070
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 210-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CCXI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously disclosed, on August 3, 2022, ChemoCentryx, Inc., a Delaware corporation (“ChemoCentryx”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among ChemoCentryx, Amgen Inc., a Delaware corporation (“Amgen”), and Carnation Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Amgen (“Merger Sub”), pursuant to and subject to the terms and conditions of which Merger Sub will be merged with and into ChemoCentryx (the “Merger”), with ChemoCentryx surviving the Merger as a wholly owned subsidiary of Amgen.

Also as previously disclosed, the special meeting of ChemoCentryx’s stockholders to vote on a proposal to adopt and approve the Merger Agreement is currently scheduled for October 18, 2022 (the “Special Meeting”).

The consummation of the Merger is conditioned upon, among other things, the expiration or termination of the applicable waiting period (or any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). Effective as of 11:59 p.m. Eastern Time on September 16, 2022, the waiting period under the HSR Act expired with respect to the Merger.

ChemoCentryx and Amgen anticipate that the Merger will be consummated promptly following the date of the Special Meeting, subject to receipt of the required approval of ChemoCentryx’s stockholders at the Special Meeting and the satisfaction or waiver of the other conditions set forth in the Merger Agreement.

Additional Information

This report may be deemed solicitation material in respect of the proposed acquisition of ChemoCentryx by Amgen. On September 14, 2022, ChemoCentryx filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement and has filed or may file with the SEC other relevant documents with respect to a special meeting of the stockholders of ChemoCentryx to approve the proposed Merger. Investors of ChemoCentryx are urged to read the definitive proxy statement and other relevant materials carefully and in their entirety because they do or will, when filed, contain important information about ChemoCentryx, Amgen and the proposed Merger. Investors may obtain a free copy of these materials and other documents filed by ChemoCentryx with the SEC at the SEC’s website at www.sec.gov, at ChemoCentryx’s website at https://chemocentryx.com or by sending a written request to ChemoCentryx at 835 Industrial Road, Suite 600, San Carlos, CA 94070, Attention: Legal.

Participants in the Solicitation

ChemoCentryx and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of ChemoCentryx’s stockholders in connection with the proposed Merger is set forth in ChemoCentryx’s definitive proxy statement for its special stockholders meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed Merger may be set forth in subsequent documents to be filed with the SEC and which can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This report contains forward-looking statements. These forward-looking statements generally include statements that are predictive in nature and depend on or refer to future events or conditions, and include words such as “expect,” “anticipate,” “outlook,” “could,” “target,” “project,” “intend,” “plan,” “believe,” “seek,” “estimate,” “should,” “may,” “assume” and “continue” as well as variations of such words and similar expressions. By their nature, forward-looking statements involve risks and uncertainty because they relate to events and depend on circumstances that will occur in the future, and there are many factors that could cause actual results and developments to differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements include, among other things, statements about the potential benefits of the proposed acquisition of ChemoCentryx by Amgen (the “proposed transaction”); the prospective performance and outlook of ChemoCentryx’s business, performance and opportunities; any potential strategic benefits, synergies or opportunities expected as a result of the proposed transaction; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing.

These statements are not guarantees of future performance and they involve certain risks, uncertainties and assumptions that are difficult to predict. We caution you that actual outcomes and results may differ materially from what is expressed, implied or forecasted by our forward-looking statements. There can be no guarantee that the proposed transaction will be completed, or that it will be completed as currently proposed, or at any particular time. Neither can there be any guarantee that Amgen or ChemoCentryx will achieve any particular future financial results, or that Amgen will be able to realize any of the potential strategic benefits, synergies or opportunities as a result of the proposed acquisition. In particular, our expectations could be affected by, among other things: the risk that the proposed transaction may not be completed in a timely manner or at all; the possibility that competing offers or acquisition proposals for ChemoCentryx will be made; the possibility that required regulatory, stockholder or other approvals or other conditions to the consummation of proposed transaction may not be satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect Amgen or ChemoCentryx or the expected benefits of the proposed transaction); regulatory actions or delays or government regulation generally, including potential regulatory actions or delays relating to the completion of the potential transaction; the occurrence of any event, change or other circumstance that could give rise to the right of Amgen or ChemoCentryx to terminate the definitive merger agreement governing the terms and conditions of the proposed transaction; effects of the announcement, pendency or consummation of the proposed transaction on ChemoCentryx’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; risks related to the diversion of management’s attention from ongoing business operations and opportunities; the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; the potential that the strategic benefits, synergies or opportunities expected from the proposed transaction may not be realized or may take longer to realize than expected; the successful integration of ChemoCentryx into Amgen subsequent to the closing of the proposed transaction and the timing, difficulty and cost of such integration; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and other risks and factors referred to from time to time in Amgen’s and ChemoCentryx’s filings with the SEC, including Amgen’s Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent Quarterly Reports on Form 10-Q and ChemoCentryx’s Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent Quarterly Reports on Form 10-Q, including those related to the uncertainties inherent in the research and development of new and existing healthcare products, including clinical and regulatory developments and additional analysis of existing clinical data; our ability to obtain or maintain proprietary intellectual property protection; safety, quality or manufacturing issues or delays; changes in expected or existing competition; and domestic and global trends toward health care cost containment, including government, payor and general public pricing and reimbursement pressures. The effects of the COVID-19 pandemic may give rise to risks that are currently unknown or amplify the risks associated with many of these factors. ChemoCentryx is providing the information in this report as of this date and does not undertake any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMOCENTRYX, INC.
Date: September 19, 2022

	By:	/s/ Susan M. Kanaya
	Name:	Susan M. Kanaya
	Title:	Executive Vice President, Chief Financial and Administrative Officer and Secretary